Exhibit 32.2

Certification by the Senior Vice President — Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Cindy L. Konich, Senior Vice President — Chief Financial Officer of the Federal Home Loan Bank of Indianapolis certify that, to the best of my knowledge:

1. The Registrant’s Annual Report on Form 10-K for the period ended December 31, 2008 (“Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 16, 2009

By:	/s/ CINDY L. KONICH
Name: Title:	Cindy L. Konich Senior Vice President — Chief Financial Officer